INVESTOR PRESENTATION

1Q 2020



PotlatchDeltic

FORWARD-LOOKING STATEMENTS & NON-GAAP MEASURES

FORWARD-LOOKING STATEMENTS

This presentation contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 as amended, including without limitation, statements about the effects of change in lumber prices on annual EBITDDA, favorable fundamentals, estimated 2020 and future harvest volumes, percentage of acres harvested and seedlings planted each year, percent of Idaho sawlogs indexed to the price of lumber, amount of carbon sequestered each year, maintenance of third- party certifications, percentage of merchantable timber inventory that is comprised of sawlogs, percent of sawlogs used internally, manufacturing capacity, expansions, effect of change in log prices on company cash generation, forecasted lumber shipments, North American lumber demand and production, forecasted real estate sales, real estate business potential and land development potential, land stratification values, capital allocation, dividend run rate, future capital expenditures, accretive acquisitions, flexibility to grow and return capital to shareholders, debt metrics, debt maturities, future company performance, the company's business model, U.S. housing starts, resales and affordability, repair and remodel activity, effectiveness of safety audits, training, procedures and systems, and similar matters. These forward-looking statements are based on current expectations, estimates, assumptions and projections that are subject to change, and actual results may differ materially from the forward-looking statements. Factors that could cause actual results to differ materially include, but are not limited to, changes in timberland values; changes in timber harvest levels on the company's lands; changes in timber prices; changes in policy regarding governmental timber sales; changes in the United States and international economies; changes in U.S. job growth; changes in U.S. bank lending practices; changes in the level of domestic construction activity; changes in international tariffs, quotas and trade agreements involving wood products; changes in domestic and international demand for wood products; changes in production and production capacity in the forest products industry; competitive pricing pressures for the company's products; unanticipated manufacturing disruptions; changes in general and industry-specific environmental laws and regulations; unforeseen environmental liabilities or expenditures; climate change and weather conditions; changes in fuel and energy costs; changes in raw material and other costs; the ability to satisfy complex rules in order to remain qualified as a REIT; changes in tax laws that could reduce the benefits associated with REIT status; and other risks and uncertainties described from time to time in the company's public filings with the Securities and Exchange Commission. All forward-looking statements are made as of the date of this presentation, and the company does not undertake to update any forward-looking statements.

NON-GAAP MEASURES

This presentation presents non-U.S. GAAP financial information. A reconciliation of those numbers to U.S. GAAP is included in this presentation which is available on the company's website at www.PotlatchDeltic.com.

POTLATCHDELTIC STRATEGY

PotlatchDeltic's high-quality, well-managed portfolio of assets is ideally positioned to take advantage of favorable industry fundamentals. We have the **HIGHEST DIRECT LEVERAGE** to lumber prices of the timber REITs along with the **STABILITY** of timberlands which support a sustainable and growing dividend.

HIGHEST DIRECT LEVERAGE TO LUMBER PRICES[1]

Indexed Idaho Sawlogs

&

Top Ten Lumber Manufacturer



57%
29%
28%
20%
0%
0%
PCH
WY
RYN
CTT
| Indexed Idaho Sawlogs
| Lumber

$10 Per MBF in Lumber Price

=

$12 Million in PCH EBITDDA

FAVORABLE FUNDAMENTALS

- ↑ US HOUSING STARTS
- ↑ MILLENNIAL OWNERSHIP
- ↑ BUILDING PERMITS
- ↑ HOMEBUILDER ORDERS
- ↑ EXISTING HOME SALES
- ↑ AGE OF HOUSING STOCK
- ↓ MORTGAGE RATES
- ↓ CANADIAN SUPPLY

TIMBERLANDS PROVIDE STABILITY

>80% of Gross Asset Value

SUPPORTS SUSTAINABLE GROWING DIVIDEND



$ PER SHARE
$1.24
$1.28
$1.43
$1.50
$1.50
$1.53
$1.60
$1.60
2012
2013
2014
2015
2016
2017
2018
2019

WORKING FOREST BENEFITS



CLEAN AIR
CLEAN WATER
HEALTHY MARKETS
WILDLIFE
JOBS

REAL ESTATE CAPTURES INCREMENTAL LAND VALUE



5X PREMIUM
TO TIMBER NET
PRESENT VALUE

1 | 2016-2019; Source: Public Filings

OVERVIEW OF ASSETS

PotlatchDeltic is a $3 billion timber REIT headquartered in Spokane, Washington. The company operates in three business segments: Timberlands, Wood Products, and Real Estate. PotlatchDeltic was founded in 1903.


SPOKANE, WA
ST. MARIES
BEMIDJI
GWINN
1.9 million acres of timberland
7 manufacturing facilities that produce lumber and plywood
OLA
LITTLE ROCK
WARREN
WALDO
HIGH QUALITY TIMBERLANDS
TOP 10 U.S. LUMBER PRODUCER
STRATIFYING LAND TO DELIVER VALUE

TIMBERLANDS SEGMENT OVERVIEW

We own 1.9 million acres of high-quality timberlands in a tax-efficient REIT structure. Our Timberlands EBITDDA has increased due to higher log prices in Idaho and expansion of our ownership in the Central U.S. South. We manage our timberlands on a **LONG-TERM SUSTAINABLE BASIS** and plant about 25 million seedlings every year.

EBITDDA HISTORY[1]



$ MILLIONS
$200
$180
$160
$140
$120
$100
$80
$60
$40
$20
$0
2016
2017
2018[2]
2019
| Northern Region
| Southern Region

OWNERSHIP





REGION	STATE	ACRES[3]
NORTHERN	IDAHO	628
	MINNESOTA	106
		734
SOUTHERN	ARKANSAS	929
	MISSISSIPPI	96
	ALABAMA	92
	LOUISIANA	6
		1,123

86 MILLION TONS
Merchantable Timber Inventory

3%
ACRES HARVESTED PER YEAR

64%
SAWLOGS

HISTORICAL AND PROJECTED SUSTAINABLE HARVEST



MILLIONS OF TONS
ACTUAL ANNUAL HARVEST
PROJECTED AVERAGE ANNUAL HARVEST RANGE[4]
MAX
MIN
4.0
5.6
5.6
5.6
6.8
5.7
7.4
6.3
7.8
2017
2018[2]
2019[2]
2020-2029
2030-2064
2065+



1 | Non-GAAP measure; Definition and reconciliations to GAAP can be found in appendix
2 | Deltic included for 10 months in 2018; extraordinarily wet weather reduced 2019 harvest
3 | Acres in thousands; As of Q4 2019
4 | Does not include the effect of future acquisitions or dispositions

IDAHO TIMBERLANDS

We are the largest private landowner in Idaho where we own the **MOST PRODUCTIVE TIMBERLANDS** in the Inland Northwest. High value sawlogs represent 90% of our Idaho harvest volume and we index the price of about 70% of our sawlogs to the price of lumber.

PCH TIMBERLANDS SIGNIFICANTLY OUTPERFORM AVERAGE INLAND NORTHWEST TIMBERLANDS



TYPICAL INLAND NW TIMBERLANDS
MILDER CLIMATE
HIGHER PRECIPITATION
FAVORABLE SOILS
IDEAL ELEVATION
PCH TIMBERLANDS

MAJOR SPECIES
DOUGLAS-FIR/LARCH, HEM-FIR, CEDAR

90% SAWLOGS

40% Of Sawlogs Used Internally

SIGNIFICANT PORTION OF SAWLOGS INDEXED TO LUMBER



$800
$700
$600
$500
$400
$300
JAN-17
MAR-17
MAY-17
JUL-17
SEP-17
NOV-17
JAN-18
MAR-18
MAY-18
JUL-18
SEP-18
NOV-18
JAN-19
MAR-19
MAY-19
JULY-19
SEP-19
NOV-19
| WWPA Inland Hem-Fir Lumber Index ($/MBF)
| PCH Idaho Hem-Fir Sawlog ($/MBF Eastside Scale[1])

EBITDDA SIMILAR TO W.OREGON & WASHINGTON



EBITDDA/ACRE[2]
$146
$146
WY WESTERN OR/WA
PCH IDAHO

RECENT TRANSACTIONS

32,000 ACRES @ **$1,900** PER ACRE

1,700 ACRES @ **$3,400** PER ACRE

1 | Idaho sawlogs are sold on a Scribner Eastside log scale basis; The price conversion factor is approximately 1.25X, so $600/MBF Eastside = ~$750/MBF Westside
2 | 2018-2019; EBITDDA is a non-GAAP measure; See Appendix for definition and reconciliations to GAAP; WY EBITDDA obtained from public filings

SOUTHERN TIMBERLANDS

We increased our Southern timberlands ownership by 730,000 acres since 2014 and we are the second largest private landowner in Arkansas. Our integrated operating model provides a **NATURAL HEDGE** against sawlog prices that remain below long-term trend levels.

NATURALLY HEDGED IN THE US SOUTH



CONSUME 2.5 MILLION TONS
SELL 2.1 MILLION TONS
10% CHANGE IN PRICES
=
1% CHANGE IN PCH CASH FLOWS

SOUTHERN PINE SAWTIMBER STUMPAGE PRICE[2]



BILLION BOARD FEET
$ PER TON
TREND PRICING
| Stumpage Price
| Linear Stumpage Price
| US South Softwood Lumber Production

$50 MILLION INCREASE IN VALUE[4]

53% SAWLOGS

50% Of Sawlogs Used Internally

HIGH QUALITY SOUTHERN TIMBERLANDS



TONS PER ACRE[1]
4.0
3.5
3.0
2.5
2.0
RYN
WY
PCH 2017
PCH

CENTRAL SOUTH CAPACITY ADDITIONS[3]

Almost 3 BBF Announced



PCH Timberlands
New Sawmill Capacity Announced
New Sawmill Capacity Completed

1 | PotlatchDeltic based on 2018 actual and 2019 planned harvest volumes. Rayonier, Weyerhaeuser based on Company Reports
2 | Source: USDA, WWPA, Timber Mart-South, 2019 production number estimated on 10 months of actuals
3 | Source: Forisk, Company Reports
4 | $50 million increase in value of Deltic acres since merger through implementation of advanced silviculture regime

WOOD PRODUCTS SEGMENT OVERVIEW

We rank as a top-10 lumber producer in the U.S. with 1.2 billion board feet of capacity. We also own an industrial grade plywood mill with 160 million square feet of capacity. Our lumber shipments have increased 60% in six years as a result of **HIGH-RETURN CAPITAL PROJECTS** and the addition of two sawmills in the 2018 Deltic merger.

PCH EBITDDA HISTORY[1]



$ MILLIONS
$140
$120
$100
$80
$60
$40
$20
$0
2016
2017
2018[2]
2019



$15
MILLION OF
CAPITAL SPENDING
IN MILLS IN 2020
Southern Yellow Pine
DIMENSIONAL
MSR
TIMBERS
GREAT LAKES STUDS
Western Douglas-Fir
Hem-Fir Dimensional

RANDOM LENGTHS FRAMING LUMBER COMPOSITE[3]



LUMBER PRICE PER MBF
$650
$600
$550
$500
$450
$400
$350
$300
$250
$200
2013
2014
2015
2016
2017
2018
2019
2020

PCH LUMBER VOLUMES ARE GROWING



2019
6 Sawmills
1.1 BBF Shipped
2013
4 Sawmills
655 MMBF Shipped
+414 MMBF
+60%
+3% ORGANIC CAGR

NORTH AMERICAN LUMBER DEMAND[4]



BBF
70
60
50
40
30
Forecast
2013
2014
2015
2016
2017
2018
2019 YTD
2020
2021
2022
2023

1 | Non-GAAP measure; Definition and reconciliations to GAAP can be found in the appendix
2 | Deltic included for 10 months in 2018
3 | Source: Random Lengths
4 | Source: FEA

REAL ESTATE SEGMENT OVERVIEW

We have identified about 210,000 rural acres that we intend to sell over time at a **MEANINGFUL PREMIUM** to timberland value. We also acquired a 4,800-acre master-plan community that is about half complete in Little Rock, Arkansas as part of the 2018 Deltic merger.

EBITDDA HISTORY[1]



$ MILLIONS
$60
$50
$40
$30
$20
$10
$0
2016
2017
2018[2]
2019

RURAL

5x PREMIUM TO TIMBER NET PRESENT VALUE

LEGACY DELTIC LANDS EXCEEDING EXPECTATIONS



HBU Development
$2,800 / ACRE[3]
50,000 ACRES
$140MM
Recreation Real Estate
$1,300 / ACRE[3]
95,000 ACRES
$124MM
Non-Strategic
$900 / ACRE[3]
65,000 ACRES
$59MM
LAND STRATIFICATION

DEVELOPMENT

- **PREMIER MASTER PLAN COMMUNITY**
- **MOST INFRASTRUCTURE $ COMPLETE**
- **LOT SALES TO PRIVATE/REGIONAL BUILDERS**
- **COMMERCIAL - OFFICE/MULTIFAMILY/RETAIL**

~54% Commercial Sold	~65% Residential Sold
350 ACRES $250,000/ACRE	1,900 LOTS $77,500/LOT

Chenal Master-Plan Community Little Rock, Arkansas



1 | Non-GAAP measure; Definitions and reconciliations to GAAP can be found in the appendix
2 | Deltic included for 10 months in 2018
3 | Based on historical average of last two years

RETURNING CASH TO SHAREHOLDERS

RETURNING CASH TO SHAREHOLDERS via a sustainable and growing dividend along with opportunistic share repurchases is a key component of our capital allocation strategy.

SUSTAINABLE AND GROWING DIVIDEND

29%

Increase in Dividend Per Share Since 2012



$ PER SHARE
$1.24
$1.28
$1.43
$1.50
$1.50
$1.53
$1.60
$1.60
2012
2013
2014
2015
2016
2017
2018
2019

116%

Increase in Dividend Payout Since 2012



$ MILLIONS
$50
$62
$102
$108
2012
2017
2018
CURRENT

OPPORTUNISTIC SHARE REPURCHASES

REPURCHASED

$25 MILLION

FIRST HALF 2019 AT $37 PER SHARE

$75 MILLION

REMAINING ON AUTHORIZATION



3.9% DIVIDEND YIELD[2]

-29% Difference in Share Price: Repurchase vs. Issuance

$44 MILLION 2018 SPECIAL DIVIDEND[1]

1 | Cash portion of $222 million earnings & profits purge to convert Deltic to a REIT
2 | Based on closing stock price of $41.06 per share on February 6, 2020

CAPITAL STRUCTURE ($ MILLIONS)

MAINTAINING A STRONG BALANCE SHEET and ample liquidity provides the flexibility to invest in our existing business and complete accretive acquistions to grow shareholder value.

MARKET CAP[1]	DEBT	CASH	ENTERPRISE VALUE
$2,760	$756	($83)	$3,433



$460 MILLION LIQUIDITY

INVESTMENT GRADE

Moody's **Baa3**

S&P **BBB-**

DEBT METRICS

- Net Debt to Enterprise Value: 20%
- EBITDDA leverage-LTM[2]: 3.8x
- Average cost of debt[3]: 3.3%

$330 MILLION DEBT REPAID OR REFINANCED SINCE 2016

NO SIGNIFICANT NEAR-TERM DEBT MATURITIES


($ MILLIONS)
$46
$40
$43
$40
$176
$100
$28
$0
$100
$190
2020
2021
2022
2023
2024
2025
2026
2027
2028
2029

$42-$48 MILLION 2020 CAPEX

1 | Based on closing stock price of $41.06 per share on February 6, 2020
2 | EBITDDA leverage is a non-GAAP measure; see Appendix for definition
3 | Average cost of debt excludes amortization of deferred costs and credit facility fees and is after taxes

ENVIRONMENTAL SOCIAL & GOVERNANCE

SUSTAINABILITY is a core corporate value instilled by managing a renewable resource for the long term. We are focused on meeting the needs of our stakeholders, now and long into the future.

ENVIRONMENTAL



50% of wood product's dry weight is carbon, acting as a carbon vault
25 Million seedlings planted each year
Nearly 100% of our logs are utilized[1]
1.4 Million metric tons of carbon sequestered every year

Forestry Practices are 100% Third Party Certified[2]

Promoting wildlife habitat and protecting endangered species





Protecting 2,300 miles of streams

SOCIAL

- **Committed** to zero safety related accidents
- **Focused** on diversity, inclusion, and career advancement
- **Connected** to communities



GOVERNANCE

- Independent & diverse board
- Comprehensive policies ensure high standards of integrity and ethics
- Incentives aligned with stakeholder objectives

1 | Log utilization inclues primary products such as lumber and by-products such as sawdust, shavings, chips, and bark
2 | Certified forestry practices encompass societal needs such as clean water and wildlife habitat

APPENDIX

Q1 2020


PotlatchDeltic

HOUSING MARKET OVERVIEW

U.S. housing starts have been growing slowly since the Great Financial Crisis and are still below long-term trend levels. Favorable demographics and relative affordability should support **CONTINUED IMPROVEMENT**. The repair & remodel segment's appetite for lumber has been increasing steadily due to aging U.S. housing stock, strong home prices and consumer confidence.

U.S. HOUSING STARTS[1]



THOUSANDS
2,500
2,000
1,500
1,000
500
0
Actual[1]
Forecast[2]
Average Starts Since 1970: 1.5 Million
Multifamily Led theWay
Single Family to Drive Starts Higher
00 02 04 06 08 10 12 14 16 18 20F
| Single Family
| Multifamily

HOUSING AFFORDABILITY INDEX & 30 -YEAR FIXED RATE MORTGAGE[2]



INDEX
210
200
190
180
170
160
150
140
130
120
FIXED RATE MORTGAGE
6.0%
5.0%
4.0%
3.0%
2.0%
1.0%
0.0%
Homes Remain Relatively Affordable
09 10 11 12 13 14 15 16 17 18 19

MILLENNIALS SHIFTING TO HOME OWNERSHIP

RESALE HOME INVENTORY REMAINS LOW

REPAIR AND REMODEL SHOULD REMAIN STRONG

NORTH AMERICAN LUMBER PRODUCTION SHIFTING TO U.S. SOUTH[3]



% SHARE OF PRODUCTION
33%
31%
29%
27%
25%
23%
21%
19%
17%
15%
U.S. South
British Columbia
Forecast
2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022

AGING U.S. HOUSING STOCK[4]



YEARS
40
38
36
34
32
30
28
Aging Stock Signals Rising Market for Remodeling and New Construction
2005 2007 2009 2011 2013 2015 2017

1 | Source: U.S. Census Bureau
2 | Freddie Mac & Department of Housing and Urban Development
3 | Source: FEA
4 | Source: NAHB

EBITDDA & SEGMENT EBITDDA RECONCILIATION ($ MILLIONS)

		2016	2017	2018	2019
TIMBERLANDS	Northern Timberlands operating income	$65	$94	$105	$63
	Depreciation, depletion and amortization	10	8	9	8
	Northern Timberlands EBITDDA	$75	$102	$114	$71
	Southern Timberlands operating income	$17	$12	$16	$25
	Depreciation, depletion and amortization	14	13	40	38
	Southern Timberlands EBITDDA	$31	$25	$56	$63
	Timberlands Segment Adjusted EBITDDA	**$106**	**$127**	**$170**	**$134**
WOOD PRODUCTS	Operating income (loss)	$25	$73	$108	($10)
	Depreciation and non-cash impairments & eliminations	7	7	23	23
	Wood Products Segment Adjusted EBITDDA	**$32**	**$80**	**$131**	**$13**
REAL ESTATE	Operating income[1]	$19	$19	$23	$43
	Basis of real estate sold and depreciation	8	7	17	20
	Real Estate Segment Adjusted EBITDDA	**$27**	**$26**	**$40**	**$63**
CORPORATE	Corporate expense	($28)	($43)	($63)	($37)
	Depreciation and eliminations[2]	(3)	(2)	(5)	6
	Special items[3]	-	8	24	-
	Total Adjusted EBITDDA	**$134**	**$196**	**$297**	**$179**

1 | Excludes the Q2 2016 central Idaho timberland sale
2 | Eliminations are primarily related to intersegment purchases of logs
3 | Special items include Deltic merger costs of $3 million and environmental charge of $5 million in 2017 and Deltic merger costs of $22 million and inventory purchase price adjustment of $2 million in 2018

DEFINITIONS

Total Adjusted EBITDDA
is a non-GAAP measure and is calculated as net income (loss) adjusted for interest expense, provision (benefit) for income taxes, depletion, depreciation and amortization, basis of real estate sold, non-operating pension and other post-retirement benefit costs, gains and losses on disposition of fixed assets, acquisition costs included in cost of goods sold, environmental charges, Deltic merger-related costs, non-cash impairments and other special items.

EBITDDA Leverage
is a non-GAAP measure and is calculated as net debt divided by Total Adjusted EBITDDA.

Segment Adjusted EBITDDA
is a non-GAAP measure and is calculated as segment operating income (loss) adjusted for depletion, depreciation and amortization, basis of real estate sold, gains and losses on disposition of fixed assets, non-cash impairments and other special items.

Cash Available for Distribution (CAD)
is a non-GAAP measure and is calculated as cash from operations minus capital expenditures and timberland acquisitions not classified as strategic.

Net Debt
is a non-GAAP measure and is calculated as long-term debt, less cash and cash equivalents.

Jerry Richards
Vice President & Chief Financial Officer
509-835-1521
potlatchdeltic.com
NASDAQ: PCH

1Q 2020


PotlatchDeltic